SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date Of Earliest Event Reported): June 9, 2004.

COLLINS & AIKMAN FLOORCOVERINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-88212	58-2151061
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

311 Smith Industrial Boulevard

Dalton, Georgia 30721

(Address of principal executive offices, including zip code)

(706) 259-9711

(Registrant’s telephone number, including area code)

None.

(Former name or Former Address if Changed Since Last Report)

Item 5. Other Events

On June 9, 2004, Tandus Group, Inc., the parent corporation of Collins & Aikman Floorcoverings, Inc. (the “Company”), announced the appointment of Leonard F. Ferro, CPA, as the Company’s Vice President and Chief Financial Officer. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release issued June 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLINS & AIKMAN FLOORCOVERINGS, INC.

Date: June 11, 2004	/s/ Stephen M. Powell
Stephen M. Powell, Vice President of Finance